Exhibit. 99.1

American Rebel Light Beer Expands Distribution Network to the Commonwealth of Kentucky with Clark Distributing Company

Nashville, TN, Oct. 30, 2024 (GLOBE NEWSWIRE) — American Rebel Holdings, Inc. (NASDAQ: AREB) (“American Rebel” or the “Company”), a designer, manufacturer, and marketer of branded safes, personal security and self-defense products and apparel, and American Rebel Beer ( americanrebelbeer.com ), entered an agreement in the Commonwealth of Kentucky with premier distributor Clark Distributing Company ( ccclark.com ) to distribute American Rebel Light Lager – America’s Patriotic Beer.

“We are excited to enter the Kentucky market with Clark Distributing Company ,” said Andy Ross, Chief Executive Officer of American Rebel. “Clark Distributing Company is an institution in the state of Kentucky and adding them to our distributor roster will make American Rebel Beer available in another key state within our targeted expansion across this patriotic, God-fearing country of ours.”

Clark Distributing Company will begin distributing American Rebel Beer by the end of the year . Adding Clark will allow American Rebel to service retail and restaurant customers within Clark’s territory throughout Kentucky. American Rebel Beer recently introduced a 16oz “Tall Boy” can to its lineup joining the 12oz can.

“Clark Distributing Company provides American Rebel Light Beer a premier partner that has been around for over 55 years. Clark will help us reach new customers and continue positioning our beer for additional growth,” added American Rebel Beverages, LLC President Todd Porter.

Clark Distributing Company COO Dave Mansky commented on the new partnership, “We think that by leveraging our long history, deep relationships, and extensive infrastructure throughout the Commonwealth, we will be able to get American Rebel Light Beer to our over 5,000 customers who have been looking for a non-craft lager alternative.”

American Rebel Light Beer is produced in partnership with AlcSource, the largest integrated provider of beverage development, sourcing, and production solutions in the U.S. American Rebel Light Beer is a Premium Light Lager and is America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer.

For an updated list of locations featuring American Rebel Light, visit americanrebelbeer.com.

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (NASDAQ: AREB) operates primarily as a designer, manufacturer and marketer of branded safes, personal security and self-defense products, and American Rebel Beer ( americanrebelbeer.com ). The Company also designs and produces branded apparel and accessories. To learn more, visit americanrebel.com . For investor information, visit americanrebel.com/investor-relations .

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. American Rebel Holdings, Inc., (NASDAQ: AREB; AREBW) (the “Company,” “American Rebel,” “we,” “our” or “us”) desires to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is including this cautionary statement in connection with this safe harbor legislation. The words “forecasts” “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements primarily on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include continued increase in revenues, actual size of Clark Distributing Company, actual sales to be derived from Clark Distributing Company, implied or perceived benefits resulting from the Clark Distributing Company agreement, actual launch timing and availability of American Rebel Beer in additional markets, our ability to effectively execute our business plan, and the Risk Factors contained within our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by law.

Company Contact:

info@americanrebel.com

James “Todd” Porter

American Rebel Beverages, LLC

tporter@americanrebelbeer.com

Investor Relations:

Brian M. Prenoveau, CFA

MZ Group – MZ North America

areb@mzgroup.us

561-489-5315

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